UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report ( Date of earliest event reported): January 20, 2005

                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

           001-10382                                  23-2131580
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    (Commission File Number)            (IRS Employer Identification Number)

             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)

                                 (610) 666-7500
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

Resignation of Certifying Accountant
------------------------------------

By letter received by Valley Forge Scientific Corp. (the "Company") on January 20, 2005, Samuel Klein and Company ("Samuel Klein") resigned as the independent accountant of the Company.

Samuel Klein's report on the Company's financial statements for the fiscal years ended September 30, 2004 and September 30, 2003 (the last two fiscal years for which a report was filed) did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the interim period preceding the resignation of Samuel Klein, there were no disagreements with Samuel Klein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Samuel Klein, would have caused them to make a reference to the subject matter of the disagreements in connection with their report.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two most recent fiscal years or the interim period preceding Samuel Klein's resignation.

The Company has provided Samuel Klein a copy of the disclosures in this Form 8-K regarding its resignation as the Company's certifying accountant, and has requested Samuel Klein to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of Samuel Klein's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

Engagement of New Certifying Accountant
---------------------------------------

On January 25, 2005, the Company's Auditing Committee appointed Rotenberg, Meril, Solomon, Bertiger & Gutilla, P.C. ("RMSB&G") as the Company's new certifying accountant, and the Company engaged RMSB&G as its new certifying accountant on that date.

Prior to the Company's appointment of RMSB&G, the Company had not engaged RMSB&G to perform any services for the Company. The Company (nor anyone on behalf of the Company) did not consult with RMSB&G on any matters prior to the engagement of RMSB&G as the Company's certifying accountant on January 25, 2005.

Item 9.01  Financial Statements and Exhibits

        (a)     Financial Statements:
                      None

        (b)     Exhibits:
                      16     Letter from Samuel Klein and Company

                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 25, 2005

                                            VALLEY FORGE SCIENTIFIC CORP


                                        By: /s/ JERRY L. MALIS
                                            -------------------------------
                                            Jerry L. Malis, President and
                                            Chief Executive Officer

                          Valley Forge Scientific Corp.
                                  Exhibit Index
                                    Form 8-K


               Exhibit No.           Description
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                    16               Letter from Samuel Klein and Company